UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On May 8, 2006, Union Oil Company of California, an indirect wholly owned subsidiary of Chevron Corporation, announced that it is offering to purchase for cash any and all of its outstanding debt securities, which are guaranteed by Unocal Corporation, a wholly owned subsidiary of Chevron Corporation. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
           (d) Exhibits

Number	Exhibit

99.1	Press release issued May 8, 2006, announcing Union Oil Company of California’s Purchase Offer for any and all of its outstanding debt securities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2006
CHEVRON CORPORATION
	By:	/s/ M.A. Humphrey
M.A. Humphrey, Vice President and
Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Number	Exhibit
99.1	Press release issued May 8, 2006 announcing Union Oil Company of California's Purchase Offer for any and all of its outstanding debt securities.